UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive
Suite 400
Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

(713) 424-4247

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Gregory S. Patton as Chief Financial Officer

On March 11, 2025, the Board of Directors (the “Board”) of Prairie Operating Co. (the “Company”) appointed Gregory S. Patton, the Company’s Executive Vice President of Commercial Development as Chief Financial Officer, effective April 1, 2025. Mr. Patton, age 39, joined the Company in March 2024, and currently serves as the Company’s Executive Vice President of Commercial Development. Prior to joining the Company, Mr. Patton served as Senior Vice President of Corporate Development and Finance at Great Western Petroleum, a Denver based D-J Basin Operator, and as Chief Financial Officer at Trigger Energy, a service company for wellhead, frac and production equipment and services. He holds both a Master’s and Bachelor’s degree in accounting from the University of Denver.

The terms of Mr. Patton’s compensation for his new position have not been determined at this time.

Resignation of Craig Owen as Chief Financial Officer

On March 7, 2025, Craig Owen notified the Company of his decision to resign from his role as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2025. Mr. Owen will remain with the Company through April 1, 2025 to assist in the transition of his duties and responsibilities to Gregory S. Patton.

Item 7.01 Regulation FD Disclosure.

On March 11, 2025, the Company issued a press release regarding these succession planning matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 11, 2025.
104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

By:	/s/ Daniel T. Sweeney
Name:	Daniel T. Sweeney
Title:	Executive Vice President & General Counsel

Date: March 12, 2025